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                                                                   EXHIBIT 10.29

                       AMENDMENT TO AMENDED AND REINSTATED
                         AGREEMENT OF SALE AND PURCHASE

     THIS AMENDMENT TO AMENDED AND REINSTATED AGREEMENT OF SALE AND PURCHASE (this "AMENDMENT") is entered into as of the 29th day of March, 2002, by and between MACK-CALI TEXAS PROPERTY L.P., a Texas limited partnership ("SELLER"), and CENTENNIAL ACQUISITION COMPANY, a Texas corporation, and ASHWOOD AMERICAN PROPERTIES, INC., a Texas corporation (collectively, "PURCHASER").

     A. Seller and Purchaser entered into that certain Agreement of Sale and Purchase dated as of December 14, 2001, which was amended by letter agreement between Seller and Purchaser dated January 25, 2002, letter from Seller to Purchaser dated February 12, 2002, letter from Seller to Purchaser dated February 14, 2002, letter from Seller to Purchaser dated February 19, 2002, letter from Seller to Purchaser dated February 21, 2002, letter from Seller to Purchaser dated February 22, 2002, letter from Seller to Purchaser dated February 25, 2002, letter from Seller to Purchaser dated February 26, 2002, letter from Purchaser to Seller dated February 27, 2002, letter from Seller to Purchaser dated February 28, 2002, letter from Seller to Purchaser dated March 1, 2002, letter from Seller to Purchaser dated March 4, 2002, terminated by letter from Seller to Purchaser dated March 5, 2002, and amended and reinstated by Reinstatement and Amendment of Agreement of Sale and Purchase dated as of March 14, 2002 (as amended and reinstated, the "PURCHASE AGREEMENT"). All capitalized terms used but not defined herein shall have the meaning given such terms in the Purchase Agreement.

     B. Seller and Purchaser now desire to amend the Purchase Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

     1.   ESTOPPELS.

          (a) EXHIBIT H to the Purchase Agreement is hereby deleted in its entirety and replaced with EXHIBIT H attached hereto.

          (b) The Second sentence of Section 7.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "Notwithstanding the foregoing, Seller agrees to request, no later than two (2) Business Days after receipt from Purchaser of completed estoppel certificates (prepared by Purchaser or Purchaser's mortgage lender using the form annexed hereto as EXHIBIT H), that each Major Tenant and other Tenant in such buildings execute an estoppel certificate, and Seller shall use good faith efforts to obtain same."

          (c) The fourth and fifth sentences of Section 7.2 of the Purchase Agreement are hereby amended to delete the references therein to Section 9.2(c).

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          (d)   The fifth sentence of Section 7.2 of the Purchase Agreement is further amended to insert "or fifty (50) days before the Second Extended Closing Date," before "and if the Senior Lender requires..."

          (e) Purchaser agrees that Seller shall not be required to obtain a new estoppel if the original estoppel certificate obtained by Seller does not satisfy the requirements of the Purchase Agreement if the reason the estoppel is unsatisfactory is that either Purchaser or Purchaser's mortgage lender has made a mistake in the preparation thereof, and Purchaser further agrees that any such estoppel certificate shall be deemed to constitute a satisfactory estoppel.

     2. REAFFIRMATION. Except as modified by the Amendment, the Purchase Agreement is hereby ratified and confirmed and in full force and effect. In the event of a conflict between the terms of this Amendment and the Purchase Agreement, the terms of this Amendment shall control.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same Amendment, and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. This Amendment shall be legally binding upon receipt by each party of the facsimile or the original signature of Seller and of Purchaser.

                   [SIGNATURES FOLLOW ON NEXT SUCCEEDING PAGE]

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     IN WITNESS WHEREOF the parties have executed this Amendment as of the day and year first above written.

                               PURCHASER:

                               CENTENNIAL ACQUISITION COMPANY

                               By: /s/ Steven H. Levin
                                  ----------------------------------------------
                               Name: Steven H. Levin
                               Title: President

                               ASHWOOD AMERICAN PROPERTIES, INC.

                               By: /s/ David S. Gruber
                                  ----------------------------------------------
                               Name: David S. Gruber
                               Title: Chairman

                               SELLER:

                               MACK-CALI TEXAS PROPERTY L.P.

                               By: Mack-Cali Sub XVII, Inc., its general partner

                                  By: /s/ Roger W. Thomas
                                     -------------------------------------------
                                  Name: Roger W. Thomas
                                  Title: Executive Vice President
                                         & General Counsel

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